                                                     [LOGO OF VOLKSWAGEN CREDIT]

                                               [LOGO OF AUDI FINANCIAL SERVICES]


                       SECURITIES AND EXCHANGE COMMISSION

                             450 Fifth Street, N.W.
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934

                         Date of Report: April 22, 2002


                         Volkswagen Dealer Finance, LLC.
                         -------------------------------
               (Exact Name of Registrant as Specified in Charter)


                                    EXHIBITS

        Delaware                    33-34266                    38-2748796
        --------                    --------                    ----------

(State of Incorporation)     (Commission File Number)     (IRS Employer Id. No.)


                 3800 Hamlin Road, Auburn Hills, Michigan 48326
                 ----------------------------------------------
               (Address of Principal Executive Offices) (Zip Code)

       Registrant's telephone number, including area code: (248) 340-6550

                                      N/A
          -------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

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Item 5.  Other Events

         The Monthly Servicing Report relating to the Volkswagen Credit Auto Master Owner Trust, Series 2000-1 for the Collection Period ended April 22, 2002, provided to Bank One, as trustee is attached hereto as Exhibit 20 and is incorporated herein by reference.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits

         Designation                Description             Method of Filing
         -----------                -----------             ----------------

         Exhibit 20         Report for the month ended   Filed with this report.
                            March 31, 2002 provided to
                            Bank One, as trustee under
                            the Volkswagen Credit Auto
                            Master Owner Trust, Series
                            2000-1

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                    Volkswagen Credit Auto Master Owner Trust

                                    By: Volkswagen Dealer Finance, LLC

                                    By:        /s/ Timothy J. Flaherty
                                       ----------------------------------------
                                                Timothy J. Flaherty